                                                                   EXHIBIT 99.16

DEBTOR: AMCV HOLDINGS, INC.                         CASE NUMBER: 01-10973 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMCV HOLDINGS, INC.                         CASE NUMBER: 01-10973 (EIK)


                           MONTHLY OPERATING REPORT
                            AS OF FEBRUARY 28, 2002
                                      AND
                           FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

 19-Mar-02                                   Summary Of Bank And Investment Accounts                                   Attachment 1
   5:17 PM                                             AMCV Holdings, Inc.
Summary                                              Case No: 01-10973 (EIK)                                              UNAUDITED
AMCV Holdings, Inc.                                For Month Of February, 2002

                                         Balances
                              ------------------------------    Receipts &          Bank
                                  Opening          Closing      Disbursements       Statements          Account
Account                       As Of 2/01/02    As Of 2/28/02    Included            Included            Reconciled
-------                       -------------    -------------    -------------       ----------          ----------
No Bank Or Investment                NA               NA            NA                  NA                  NA
Accounts

 19-Mar-02                                           Receipts & Disbursements                                          Attachment 2
   5:17 PM                                             AMCV Holdings, Inc.
Summary                                              Case No: 01-10973 (EIK)
AMCV Holdings, Inc.                                For Month Of February, 2002
Attach 2

No Receipts Or Disbursements Due To No Bank Or Investment Accounts

 19-Mar-02                              Concentration & Investment Account Statements                                  Attachment 3
   5:19 PM                                           AMCV Holdings, Inc.
Summary                                            Case No: 01-10973 (EIK)
AMCV Holdings, Inc.                              For Month Of February, 2002
Attach 3

No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 15:08:10
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: FEB-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                        PTD-Actual
                                        28-Feb-02
                                        ----------

Revenue
Gross Revenue                                0.00
Allowances                                   0.00
                                        ---------
Net Revenue                                  0.00

Operating Expenses
Air                                          0.00
Hotel                                        0.00
Commissions                                  0.00
Onboard Expenses                             0.00
Passenger Expenses                           0.00
Vessel Expenses                              0.00
Layup/Drydock Expense                        0.00
Vessel Insurance                             0.00
                                        ---------
Total Operating Expenses                     0.00

                                        ---------
Gross Profit                                 0.00

SG&A Expenses
Sales & Marketing                            0.00
Pre-Opening Costs                            0.00
                                        ---------
Total SG&A Expenses                          0.00

                                        ---------
EBITDA                                       0.00

Depreciation                                 0.00
                                        ---------
Operating Income                             0.00

Other Expense/(Income)
Interest Income                              0.00
Equity in Earnings for Sub              (8,335.75)
Reorganization expenses                      0.00
                                        ---------
Total Other Expense/(Income)             8,335.75

                                        ---------
Net Pretax Income/(Loss)                (8,335.75)

Income Tax Expense                           0.00

                                        ---------
Net Income/(Loss)                       (8,335.75)
                                        =========

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:50:43
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: FEB-2

currency USD
Company=12 (AMCV - HOLDINGS)

                                           YTD-Actual         YTD-Actual
                                           28-Feb-02           22-Oct-01
                                          -----------         -----------
ASSETS

Cash and Equivalent                              0.00                0.00

Restricted Cash                                  0.00                0.00

Accounts Receivable                              0.00                0.00

Inventories                                      0.00                0.00

Prepaid Expenses                                 0.00                0.00

Other Current Assets                             0.00                0.00

                                          -----------         -----------
Total Current Assets                             0.00                0.00

Fixed Assets                                     0.00                0.00

Accumulated Depreciation                         0.00                0.00

                                          -----------         -----------
Net Fixed Assets                                 0.00                0.00

Net Goodwill                                     0.00                0.00

Intercompany Due To/From                         0.00                0.00

Net Deferred Financing Fees                      0.00                0.00

Net Investment in Subsidiaries             (83,618.92)        (918,077.34)

                                          -----------         -----------
Total Other Assets                         (83,618.92)        (918,077.34)

                                          -----------         -----------
Total Assets                               (83,618.92)        (918,077.34)
                                          -----------         -----------

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:50:43
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: FEB-2

currency USD
Company=12 (AMCV - HOLDINGS)

                                                YTD-Actual            YTD-Actual
                                                28-Feb-02              22-Oct-01
                                             --------------         --------------
LIABILITIES

Accounts Payable                                       0.00                   0.00

Accrued Liabilities                                    0.00                   0.00

Deposits                                               0.00                   0.00

                                             --------------         --------------
Total Current Liabilities                              0.00                   0.00

Long Term Debt                                         0.00                   0.00

Other Long Term Liabilities                            0.00                   0.00

                                             --------------         --------------
Total Liabilities                                      0.00                   0.00

OTHER

Liabilities Subject to Compromise                      0.00                   0.00

                                             --------------         --------------
Total Other                                            0.00                   0.00

OWNER'S EQUITY

Common Stock                                       9,440.25               9,440.25

Add'l Paid In Capital                         79,208,059.85          79,208,059.85

Current Net Income (Loss)                        102,171.53         (13,500,663.21)

Retained Earnings                            (79,403,290.55)        (66,634,914.23)

                                             --------------         --------------
Total Owner's Equity                             (83,618.92)           (918,077.34)

                                             --------------         --------------
Total Liabilities & Equity                       (83,618.92)           (918,077.34)
                                             --------------         --------------

AMCV Holdings, Inc.                                               ATTACHMENT 6                                             01-10973
                                                    Summary List of Due To/Due From Accounts
                                                      For the Month Ended January 31, 2002

                                                            BEGINNING                                       ENDING
AFFILIATE NAME                              CASE NUMBER     BALANCE         DEBITS          CREDITS         BALANCE
AMCV Cruise Operations, Inc.                01-10967              --        9,601.84              --         9,601.84
Project America, Inc.                       N/A                   --              --        4,869.20        (4,869.20)
Great Hawaiian Cruise Line, Inc.            01-10975              --              --        4,732.64        (4,732.64)
                                                            ----------------------------------------------------------
                                                                  --        9,601.84        9,601.84               --
                                                            ===========================================================

                               AMCV Holdings, Inc.
                                 01-10973 (EIK)

                            Accounts Receivable Aging
                             As of February 28, 2002

                                  Attachment 7

                                 Not Applicable

                               AMCV Holdings, Inc.
                                 01-10973 (EIK)

                             Accounts Payable Detail
                             As of February 28, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.